UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2008

ANHEUSER-BUSCH COMPANIES, INC.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118
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(Address of Principal Executive Offices)	(Zip Code)

              Registrant’s telephone number,  including area code:  314-577-2000
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NONE
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2008, the Compensation Committee of the Board of Directors of Anheuser-Busch Companies, Inc. (the “Company”) approved the 2008 Officer Bonus Program (the “Program”) in accordance with the Anheuser-Busch Officer Bonus Plan (the “Plan”) for certain officers of the Company, Anheuser-Busch, Incorporated, and Busch Entertainment Corporation.  Under the Program and consistent with the objectives of the Plan, participants may receive cash bonuses if certain performance goals are satisfied for the 2008 calendar year performance period.

The Compensation Committee established a bonus pool, a minimum performance goal, and a bonus formula for the Program, each of which is based on the Company’s adjusted pretax income for 2008.  The aggregate amount of bonuses, or the bonus pool, for 2008 will not exceed 1.5% of the Company’s adjusted pretax income for 2008.  The performance goal under the Program is the achievement by the Company in 2008 of 75% of the 2007 adjusted pretax income.  A portion of the bonus will be determined on a formula basis reflecting the Company’s actual operating profit compared to the 2008 budgeted operating profit as approved by the Board of Directors. The remaining portion of the bonus will be determined by the Compensation Committee on the basis of its overall assessment of the performance and responsibilities of the participant.  Subject to plan limitations, the maximum bonuses payable under the Program to 9 senior executive officers of the Company, Anheuser-Busch, Incorporated, and Busch Entertainment Corporation range from 5% to 24% of the bonus pool, represent in the aggregate 74% of the bonus pool, and will be payable only if the performance goal is achieved.  Bonuses payable under the Program to the remaining participants will not exceed 26% of the bonus pool (or a higher percentage if the Compensation Committee reduces the bonuses payable to such nine senior executive officers).

The Program will be filed as an exhibit to Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 27, 2008, the Board of Directors of the Company approved the following amendments to the Company’s Bylaws.  A red-lined version of the Bylaws marked to show the amendments is attached as Exhibit 99.1 to this Form 8-K.

Section 2:3:	Revised to allow holders of 25% of the stock to call special stockholder meetings.

Section 2:10:
Revised to clarify that the list of stockholders shall be available at our corporate offices for ten days prior to the Annual Meeting and at the meeting site during the meeting.  In addition, the changes allow electronic access to the list.

Section 3:6:	Allows email notice in the event of a special meeting of the Board of Directors.

Section 3:8:	Allows waivers of notice by Directors by electronic transmission.

Section 3:9:	Allows for consent in lieu of a board meeting by electronic transmission.

Section 3:10:	Allows notices to Board members to be sent by email.

Section 4:2:	New language reflects the requirements in the applicable Delaware statute regarding the limitations on the powers of the Executive Committee.

Section 6:6:	Clarifies these provisions apply to uncertificated shares.

Section 6:9:	Revised to track language of the Delaware statute for fixing the record date in specified circumstances.

Section 7:6:	Designates “electronic transmission” to have the same meaning as in the Delaware statute, which include fax and email.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1    Bylaws marked to show amendments approved by the Board of Directors of the Company on February 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
(Registrant)

BY:	/s/ JoBeth G. Brown
JoBeth G. Brown
Vice President and Secretary

February 27, 2008
       (Date)